HERE CONFIDENTIAL    Exhibit 10.16.44+

SECOND AMENDMENT TO TERRITORY LICENSE NO. 10 ([*****] Navigation Applications)
This Second Amendment (the “Amendment”) to the Territory License No. 10, effective March 1, 2016 (“TL 10”), as amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the date of latest signature below (“Amendment Effective Date”). The Agreement and TL 10, and amendments thereto, are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Amendment shall have the meanings set forth in the Agreement.
The parties agree to amend certain provisions of TL 10 with this Amendment as follows:

1.	The definition of “Middle East Territory” under Section I (Territories) of TL 10 shall be amended by deleting the following country:

“Kazakhstan”.

2.	The country “Kazakhstan” is hereby added to the definition of “Europe Territory” under Section I (Territories) of TL 10.

3.
The following countries shall be included in both North America Territory and Latin America Territory under Section I (Territories) of TL 10, provided that vehicles in such countries are [*****] to have [*****] for both North America Territory and Latin America Territory [*****]:

“Panama, Cayman Islands, Costa Rica and The Bahamas”.

4.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect. The License Fees for each Territory under Exhibit D shall remain the same.
IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives as of the Amendment Effective Date.
HERE NORTH AMERICA, LLC                 TELENAV, INC.
By:    /s/ Simon B. Anolick                 By:    /s/ Michael Strambi
Name:    Simon B. Anolick    Name:    Michael Strambi
Title:    HERE Legal    Title:    Chief Financial Officer
Date:    12/15/17    Date:    12/12/17

HERE NORTH AMERICA, LLC
By:    /s/ Neil McTeigue
Name:    Neil McTeigue
Title:    Senior Legal Counsel
Date:     12/15/17

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 2 to TL 10 [Telenav, Inc.][ [*****]-020900 & PR-018566][10-19-17 jw]    Page 1 of 1